United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): October 31, 2001



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579






  State of Incorporation                         IRS Employer Identification No.
       Delaware                                          06-0495050






                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The registrant's press release dated October 31, 2001 regarding its completion of the acquisition of Secap.

Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit                Description
-------    ---------------------------------------------------------

   (1)         Pitney Bowes Inc. press release dated October 31, 2001.





                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PITNEY BOWES INC.

November 1, 2001

                                /s/ B.P. Nolop
                                -----------------------------------
                                B. P. Nolop
                                Executive Vice President and
                                Chief Financial Officer
                                (Principal Financial Officer)


                                /s/ A.F. Henock
                                -----------------------------------
                                A. F. Henock
                                Vice President - Finance
                                (Principal Accounting Officer)

                                                                       Exhibit 1
                                                                       ---------
For Immediate Release
---------------------


                   Pitney Bowes Completes Acquisition of Secap

         Expands Market Reach and Strengthen Company's Global Offerings

STAMFORD, Conn. and PARIS, October 31, 2001 -- Pitney Bowes Inc. (NYSE:PBI) today announced it has completed the acquisition of Secap SA, the France-based mailing systems subsidiary of Fimalac, for approximately Euros 220 million. Secap offers a range of mail processing and paper handling equipment, supplies and technology for low- to mid-volume mailers. Secap holds more than 30% of the postage meter market share in France and has an approximately 60% recurring rental revenue stream. For the year ended December 31, 2000, Secap reported revenues of FF602 million excluding the ANFA operations, which were sold in 2000.
         "This strategic acquisition strengthens our geographic coverage, expands our distribution capabilities and significantly increases our market presence in Europe, particularly in France, the third largest mailing market in the world," said Michael J. Critelli, Chairman and CEO of Pitney Bowes Inc. "Secap's technology and growing line of digital mailing solutions will play a key role in our global strategy to deliver a networked platform that links mailers to postal and carrier information and systems."
         Fimalac, which posted net earnings of Euro 100 million in 2000, is a French-based diversified services business which includes Fitch, the world's third largest credit rating agency, Facom, a leading global provider of hand tools, and LBC, the world's second largest bulk chemical storage provider. Secap is a leading provider of mailing equipment, supplies and technology with a strong market presence in France as well as operations in Sweden, the United Kingdom and the United States.

                                    - more -

         Pitney Bowes is a $4 billion global provider of integrated mail and document management solutions headquartered in Stamford, Connecticut. The company serves more than 2 million businesses of all sizes through dealer and direct operations. For additional information about Pitney Bowes, please visit our website at www.pitneybowes.com.
               --------------------

                                       ###


The statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of forward-looking terminology such as the words "expects," "projects," "anticipates," "intends" and other similar words. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to: severe adverse changes in the economic environment; changes in international or national political or economic conditions; timely development and acceptance of new products or gaining product approval; successful entry into new markets; changes in interest rates; and changes in postal regulations, as more fully outlined in the company's 2000 Form 10-K Annual Report filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and we do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.